UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2018, American Airlines, Inc. (the “Company” or “American”), Wilmington Trust Company, as pass through trustee under certain pass through trusts formed by the Company (the “Trustee”), as subordination agent and as indenture trustee, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow and Paying Agent Agreement (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow and Paying Agent Agreement, entered into a Note Purchase Agreement (the “Note Purchase Agreement”), and American, the Trustee and Wilmington Trust Company, as subordination agent and indenture trustee, have agreed to enter into amendments to participation agreements (the “Participation Agreement Amendments”) with respect to each Aircraft (as defined below) on or prior to June 3, 2018. The Note Purchase Agreement and Participation Agreement Amendments, subject to certain terms and conditions, provide for the future issuance by American of Series C(R) equipment notes (the “Series C(R) Equipment Notes”) in the aggregate principal amount of $100,000,000 to be secured by (a) six Airbus A321-211 aircraft delivered new to American from May 2013 to July 2013, (b) one Airbus A321-231 aircraft delivered new to American in August 2013 and (c) four Airbus A330-243 aircraft delivered new to American from May 2013 to October 2013 (each, an “Aircraft” and, collectively, the “Aircraft”). Each Aircraft is currently owned and is being operated by American.

Pursuant to the Participation Agreement Amendments substantially in the form of the form of Amendment to Participation Agreement attached as an exhibit to the Note Purchase Agreement, the Trustee has agreed to purchase Series C(R) Equipment Notes issued with respect to each Aircraft pursuant to the Trust Indenture and Security Agreement with respect to such Aircraft, as amended on such date by an amendment thereto substantially in the form of the form of Amendment to Trust Indenture and Security Agreement attached as an exhibit to the Note Purchase Agreement (each Trust Indenture and Security Agreement as so amended, an “Amended Indenture” and collectively, the “Amended Indentures”).

Each Amended Indenture will provide for the issuance of equipment notes in three series: Series A, bearing interest at the rate of 4.625% per annum, in the aggregate face amount equal to $418,133,000, Series B, bearing interest at the rate of 6.750% per annum, in the aggregate face amount equal to $128,071,000 and Series C(R), bearing interest at the rate of 4.700% per annum, in the aggregate face amount (once all the Series C(R) Equipment Notes have been issued) equal to $100,000,000. The Series A and Series B equipment notes have been previously issued under a separate Trust Indenture and Security Agreement with respect to each such Aircraft.

American (as successor by merger with US Airways, Inc.) previously issued and sold $100,000,000 aggregate face amount of Class C enhanced equipment trust certificates (the “Class C Certificates”), the proceeds of which were used by the pass through trustee to purchase Series C equipment notes (the “Series C Equipment Notes”) issued by American and secured by the Aircraft in accordance with a Note Purchase Agreement dated as of June 6, 2013. American expects to redeem the Series C Equipment Notes on June 1, 2018, and upon such redemption, the Class C Certificates will be repaid in full, and contemporaneously with the redemption, the Series C(R) Equipment Notes will be issued.

The proceeds from the sale of American Airlines Pass Through Certificates, Series 2012-2C(R) (the “Certificates”) will be used by the Trustee to purchase Series C(R) Equipment Notes with respect to each Aircraft. The proceeds of the issuance of the Series C(R) Equipment Notes will be used to redeem the Series C Equipment Notes and repay the Class C Certificates. Pending the redemption in full of the Series C Equipment Notes, such proceeds were placed in escrow by the Trustee pursuant to the Escrow and Paying Agent Agreement, dated as of May 15, 2018, among the Escrow Agent, the Paying Agent, Deutsche Bank Securities Inc., and the Trustee (the “Escrow and Paying Agent Agreement”). The escrowed funds were deposited with Natixis S.A., acting through its New York Branch, as depositary (the “Depositary”) under a deposit agreement, dated as of May 15, 2018, between the Escrow Agent and the Depositary.

The interest on the Series C(R) Equipment Notes and the escrowed funds will be payable semiannually on June 3 and December 3 of each year, commencing on December 3, 2018. The entire face amount of the Series C(R) Equipment Notes will be scheduled for payment on June 3, 2021. Maturity of the Series C(R) Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Amended Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Series C(R) Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s shelf registration statement on Form S-3 (File No. 333-216167-01), (the “Registration Statement”). The Certificates were sold pursuant to the Underwriting Agreement, dated as of May 1, 2018, among Deutsche Bank Securities Inc., Natixis S.A., acting through its New York Branch, as depositary, and American. The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Certificates, see the disclosure under the captions “Description of the Certificates,” “Description of the Liquidity Facilities,” “Description of the Intercreditor Agreement,” “Description of the Equipment Notes” and “Underwriting” contained in American’s final Class C(R) Prospectus Supplement, dated as of May 1, 2018 (the “Prospectus Supplement”), to the Prospectus, dated as of February 22, 2017, filed with the Securities and Exchange Commission on May 3, 2018 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03 Creation of Direct Financial Obligation.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated as of May 1, 2018, among Deutsche Bank Securities Inc., Natixis S.A., acting through its New York Branch, as depositary, and American Airlines, Inc. (incorporated by reference to Exhibit 1.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on May 2, 2018 (Commission File No. 001-02691)).

4.1	Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 17, 2014 (Commission File No. 001-02691)).

4.2	Trust Supplement No. 2012-2C(R), dated as of May 15, 2018, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.3	Form of Amendment No. 2 to Intercreditor Agreement (2012-2C(R)) among Wilmington Trust Company, not in its individual capacity but solely as Trustee of the American Airlines, Inc. Pass Through Trust 2012-2C(R), American Airlines, Inc. and Wilmington Trust Company, not in its individual capacity but solely as Subordination Agent and Trustee (included in Exhibit C to Exhibit 4.6).

4.4	Deposit Agreement (Class C(R)), dated as of May 15, 2018, between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary.

4.5	Escrow and Paying Agent Agreement (Class C(R)), dated as of May 15, 2018, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc., as Underwriter, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines, Inc. Pass Through Trust 2012-2C(R), and Wilmington Trust Company, as Paying Agent.

4.6	Note Purchase Agreement, dated as of May 15, 2018, among American Airlines, Inc., Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee under the Class C(R) Pass Through Trust Agreement, as Subordination Agent and as Indenture Trustee, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent.

4.7	Form of Amendment to Participation Agreement (Amendment to Participation Agreement among American Airlines, Inc., Wilmington Trust Company, not in its individual capacity, but solely as Subordination Agent and as Indenture Trustee, and Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee under each of the Pass Through Trust Agreements) (included in Exhibit A to Exhibit 4.6).

4.8	Form of Amendment to Trust Indenture and Security Agreement (Amendment to Trust Indenture and Security Agreement between American Airlines, Inc., Wilmington Trust Company, not in its individual capacity, but solely as Indenture Trustee and Wilmington Trust, National Association, as Securities Intermediary) (included in Exhibit B to Exhibit 4.6).

4.9	Form of Pass Through Trust Certificate, Series 2012-2C(R) (included in Exhibit A to Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP, special counsel to American Airlines, Inc.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: May 16, 2018	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer